Provisions	6 Months Ended
Dec. 31, 2022
Provisions [Abstract]
Provisions
Note 13. Provisions

	31 Dec 2022	30 June 2022
	$'000	$'000

Current liabilities
Provision for non-refundable sales tax	3,370	2,469
Other	1,258	-

	4,628	2,469

Non-Refundable Sales Tax
The Canada Revenue Agency (‘CRA’) is currently conducting an audit of input tax credits (‘ITCs’) claimed by several of the Group’s Canadian subsidiaries during the period October 2019 to November 2022. The CRA has issued an assessment in relation to one of the entities which, the Directors believe would be applied across the Group’s Canadian subsidiaries. Under the proposed decision, the CRA has noted that ITCs claimed by the Group would be allowed. However, the Canadian subsidiaries would also be required to remit an amount of 5% on services exported to the Australian parent under an intercompany service agreement. The export of services typically attract a 0% rate of GST in Canada. If GST were to apply to these services at a rate of 5%, the Australian parent may not be permitted to recover this tax.

The Group has submitted additional information to the CRA to further support the ITCs claimed and the 0% rate applied to the exported services and submitted a formal notice of objection to the CRA in November 2022. The CRA has acknowledged receipt of the appeal application however has not yet provided any further correspondence to the Group.

As at 31 December 2022, the above provision includes $1,215,000 recorded in the Non-Recourse SPVs.

Other
The other provision balance of $1,258,000 relates to cash and cash equivalents held by the Non-Recourse SPVs and not expected to be recoverable by the Group. The related expense for this provision has been recognized in profit or loss as impairment of assets.